SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported):  July 6, 2006


                          HOUSTON AMERICAN ENERGY CORP.
                          -----------------------------
               (Exact name of registrant as specified in Charter)


              Delaware                      0-33027             76-0675953
  ---------------------------------  ---------------------  -------------------
    (State or other jurisdiction     (Commission File No.)    (IRS Employer
  of incorporation or organization)                         Identification No.)


                          801 Travis Street, Suite 2020
                              Houston, Texas 77002
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  713-222-6966
                            -------------------------
                            (Issuer Telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

As previously disclosed under Form 8-K, dated April 28, 2006, Houston American Energy Corp. (the "Company") sold 5,533,333 shares (the "Shares") of common stock for $16,599,999. In connection with the sale of the Shares, the Company paid commissions totaling $1,162,000 and issued a warrant to purchase 415,000 shares of common stock at $3.00 per share.

The Company's pro forma stockholders' equity, giving effect to the sale of Shares and payment of commissions, as of March 31, 2006, was $16,056,224.

Item 9.01.     Financial Statements and Exhibits

     Exhibit No.         Description

        99.1        Code of Business Ethics

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HOUSTON AMERICAN ENERGY CORP.

Dated:  July 6, 2006
                                     By:   /s/ John Terwilliger
                                           John Terwilliger,
                                           President and
                                           Chief Executive Officer


                                        2